                                 EXHIBIT 10 (rr)
                       REVOLVING NOTE BETWEEN THE COMPANY
                         AND THE NORTHERN TRUST COMPANY
                               DATED JUNE 30, 1998

                                   Certificate
                        Borrowing Resolution & Incumbency
                                   Corporation

     The undersigned certifies that set forth below is a copy of a Resolution of the Board of Directors of CDW Computer Centers, Inc., an Illinois corporation (the "Corporation", or the "Borrower") which Resolution was properly adopted, has not been modified or rescinded, and is still in effect:

     "Resolved that this Corporation borrow from The Northern Trust Company an amount not to exceed Twenty-Five Million and no/100ths UNITED STATES DOLLARS ($25,000,000.00 ) at any one time outstanding pursuant to the terms of the Master Note dated as of June 30, 1998 (the foregoing document(s), together with any related documents, being collectively referred to as the "Loan Document(s)") filed with this resolution, the form of which Loan Document(s) is approved; that the any two of the "Named" officers be designated to execute and deliver the Loan Documents with such changes as (s)he may approve as evidenced by his (her) execution of the Loan Documents; that the Secretary or any Assistant Secretary be and each hereby is, acting alone, authorized to, attest the execution; that any two of the "Named" officers of this Corporation be authorized to request borrowings under the Loan Documents, to execute and deliver from time to time any notes and other documents and instruments in connection therewith, whether or not specifically referenced in the Loan Documents, and to take any actions deemed necessary or appropriate by such officer to carry out the provisions of the Loan Documents and such notes and other documents and instruments; and that any actions of the type set forth above previously taken by any of the foregoing officers are hereby approved, adopted and ratified.

     The undersigned does hereby further certify that the persons named below have been duly elected or appointed, have duly qualified as, and on this day are, the "Named" officers of the Borrower, as indicated below, and that set forth opposite the respective name of each is a sample of the signature of such person:

       NAME                         OFFICE                    SIGNATURE

Michael P. Krasny                Chairman & CEO          _____________________

Gregory Zeman                      President             _____________________

Harry J. Harczak             Chief Financial Officer     _____________________


Dated as of June 30, 1998.

             Signature _______________________________

             Name:  Michael P. Krasny

             Title:  Chairman, Chief Executive Officer, Secretary and Treasurer

             Name of Borrower:  CDW Computer Centers, Inc.

     The undersigned [MAY NOT BE THE SAME PERSON WHO SIGNS ABOVE] hereby certifies that the person who executed the foregoing portion of this Certificate on behalf of the Borrower has been duly elected or appointed as Secretary of the Borrower, and that set forth above is the signature of such person.

               Signature _______________________________

               Type Name:  Harry J. Harczak

               Title:  Chief Financial Officer

               Name of Borrower:  CDW Computer Centers, Inc.

$25,000,000.00                                        Chicago, Illinois
                                                      Note Date:   June 30, 1998

                           LINE OF CREDIT DEMAND NOTE
                    (CORPORATION - FIXED AND FLOATING RATES)
                                  (UNCOMMITTED)

     ON DEMAND, for value received, CDW Computer Centers, Inc., an Illinois corporation (the "Borrower"), promises to pay to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "Lender"), the aggregate unpaid principal balance of each advance (an "Advance" and collectively the "Advances") made by the Lender to the Borrower hereunder. The total principal amount of Advances outstanding at any one time hereunder shall not exceed TWENTY-FIVE MILLION AND NO/100ths UNITED STATES DOLLARS ($25,000,000.00).

     The unpaid principal balance of each Advance shall bear interest from the date thereof until its interim maturity date, as reflected in the records of the Lender or on an annexed schedule (the "Interim Maturity Date") or the occurrence of a demand for payment hereof, whichever is earlier, at the fixed or floating rate (as the parties may agree) set forth in an annexed schedule or otherwise in the Lender's records. The principal amount of each Advance shall mature and be payable on its Interim Maturity Date, unless the Lender makes prior demand for payment hereof, as provided below.

     Accrued but unpaid interest on each Advance shall be payable on the earlier of (a) the last day of each month, (b) its Interim Maturity Date, or (c) upon payment of such Advance in full (whether pursuant to demand or otherwise). Any Advance which is not paid in full on its Interim Maturity Date or on or before demand shall thereafter bear interest, payable upon demand, until paid at a rate equal to two percent (2%) in addition to the "Prime Rate" (as defined below).


     The Borrower hereby authorizes the Lender to charge any account of the Borrower maintained with the Lender for any amounts due or payable hereunder; unless the Borrower instructs otherwise, all Advances made to the Borrower under this Note shall be credited to an account of the Borrower with the Lender. THE LENDER AT ITS OPTION MAY MAKE ADVANCES HEREUNDER UPON WRITTEN INSTRUCTIONS , WHICH MUST BE SIGNED BY TWO NAMED OFFICERS, AND IN SO DOING SHALL BE FULLY ENTITLED TO RELY SOLELY UPON INSTRUCTIONS, INCLUDING INSTRUCTIONS TO MAKE TRANSFERS TO THIRD PARTIES, REASONABLY BELIEVED BY THE LENDER TO HAVE BEEN GIVEN BY AN AUTHORIZED PERSON, WITHOUT INDEPENDENT INQUIRY OF ANY TYPE.

     For purposes hereof, "Prime Rate" means the rate of interest per year announced from time to time by the Lender called its prime rate, which may not at any time be the lowest rate charged by the Lender. Changes in the interest rate on any Advance resulting from a change in the Prime Rate shall take effect as set forth in each announcement. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days, including the date an Advance is made and excluding the date an Advance or any portion thereof is paid or prepaid.

     All payments hereunder shall be payable at the principal office of the Lender at 50 South LaSalle Street, Chicago, Illinois 60675, in lawful money of the United States of America and in immediately available funds.

     The Borrower may prepay without penalty or premium any Advance bearing interest at a rate based on the Prime Rate. If the Borrower prepays, in whole or in part, any Advance bearing any other interest rate or if the maturity of any such fixed rate Advance is accelerated upon demand for payment hereof, the Borrower shall also pay the Lender for all losses (including but not limited to interest rate margin) or expenses incurred by reason of the liquidation or re-employment of deposits acquired by the Lender to make the Advance or maintain principal outstanding at a fixed rate. Upon the Lender's demand in writing specifying such losses and expenses, the Borrower shall promptly pay them; the Lender's specification shall be deemed correct in the absence of manifest error. Each Advance shall be conclusively deemed to have been funded by or on behalf of the Lender by the purchase of a deposit corresponding in amount to such Advance and in maturity to such Advance's Interim Maturity Date.

     The Lender shall, and is hereby authorized by the Borrower to, endorse on a schedule annexed to this Note or otherwise record in its records the date and principal amount of each Advance, the Interim Maturity Date, the applicable interest rate, and the date and amount of each payment of principal and interest made by the Borrower with respect to each such Advance; provided, however, the failure of the Lender to make any endorsement on any schedule shall not limit or otherwise affect the right of the Lender to repayment of all Advances (including interest thereon) made by the Lender to the Borrower. The Lender's endorsements as well as its records relating to Advances shall be rebuttably presumptive evidence of the outstanding principal and interest on the Advances.

     The Borrower hereby represents and warrants to the Lender that (a) it is a corporation existing and in good standing under the laws of its state of incorporation and duly qualified, in good standing and authorized to do business in each jurisdiction where the failure to so qualify would have a material and adverse effect on its financial condition; (b) the borrowings hereunder and the execution and delivery of this Note are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received any necessary governmental approval and do not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon it; and (c) there has been no material adverse change in the business, financial condition, properties, assets, operations or prospects of the Borrower since the date of the latest financial statements provided by or on behalf of the Borrower to the Lender.

     The Borrower shall be deemed to have remade the foregoing representations and warranties each time it requests an Advance hereunder, except that (c) shall be deemed to refer to the then most recent financial statements furnished to the Lender.

     All sums outstanding under this Note shall be immediately due and payable without further action of any kind on the part of the Lender, and the Lender shall have and may exercise any and all rights and remedies available at law or in equity, when the Lender demands payment hereof. Such sums shall be deemed to have been so demanded, and shall be immediately and automatically due and payable without any action of any kind on the part of the Lender, and the Lender shall have and may exercise any and all rights and remedies available at law or in equity, if any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by the Borrower (or is instituted against the Borrower and remains undismissed for more than 60 days); or if the Borrower shall authorize such a proceeding; or if the Borrower shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

     All notices, requests and demands hereunder shall be deemed to have been given or made when delivered by messenger or express delivery service, or five
(5) days after deposit in the U.S. mail, first class postage prepaid, addressed, in each case:
(A) if to the Lender to 50 South LaSalle Street, Chicago, Illinois 60675 (Attention: Division Head, Mets I Division)

(B) if to the Borrower to its address set forth below, or to such other address as may be hereafter designated in writing by the respective parties hereto.

     THIS NOTE AND ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF ILLINOIS AND SHALL BE DEEMED TO HAVE BEEN EXECUTED AND DELIVERED IN ILLINOIS. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa. This Note shall bind the Borrower, its successors and assigns, and shall inure to the benefit of the Lender, its successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of the Lender. The Borrower agrees to pay upon demand all expenses (including, without limitation, reasonable attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of the Lender, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by the Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. The Borrower expressly and irrevocably waives presentment, protest, demand and notice of any kind in connection herewith.

     BOTH PARTIES HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN CHICAGO, ILLINOIS. BOTH PARTIES HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, AND HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY THE LENDER IN ACCORDANCE WITH THIS PARAGRAPH, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     NO PROVISION OF THIS NOTE OR ANY RELATED DOCUMENT OR INSTRUMENT SHALL BE CONSTRUED TO REQUIRE THE LENDER TO EXTEND ANY CREDIT OR MAKE ANY LOAN TO THE BORROWER, OR TO REQUIRE THE BORROWER TO BORROW, WHETHER OR NOT ANY FEE IS PAYABLE BY THE BORROWER IN CONNECTION HEREWITH. THE BORROWER CLEARLY UNDERSTANDS AND AGREES THAT THIS NOTE IS A DEMAND OBLIGATION PAYMENT OF WHICH IN FULL (INCLUDING PRINCIPAL, INTEREST, AND ANY OTHER AMOUNTS) MAY BE DEMANDED BY THE LENDER AT ANY TIME IN ITS DISCRETION WITHOUT PRIOR ORAL OR WRITTEN NOTICE OF ANY KIND, AND REGARDLESS OF WHETHER OR NOT AN ADVANCE HAS BEEN OUTSTANDING THROUGH OR BEYOND ITS INTERIM MATURITY DATE.

                    CDW COMPUTER CENTERS, INC.

                      By: ______________________________________________________
                      Name:  Harry J. Harczak
                      Title:  Chief Financial Officer

                      By:  _____________________________________________________
                      Name:  Michael P. Krasny
                      Title:  Chairman and Chief Executive Officer

                      Address for notices:
                      200 North Milwaukee Avenue
                      Vernon Hills, Illinois 60061
                      Attention:  Mr. Harry Harczak, CFO

FORM 9640-B LARGE CORPORATE BORROWERS, UNCOMMITTED DEMAND LINE

                           CLOSING LIST AND MEMORANDUM


                            CDW COMPUTER CENTERS, INC
                             an Illinois corporation
                           200 North Milwaukee Avenue
                          Vernon Hills, Illinois 60061
                                (the "Borrower")


                           THE NORTHERN TRUST COMPANY
                             50 South LaSalle Street
                             Chicago, Illinois 60675
                                 (the "Lender")


                                 LINE OF CREDIT
                                 $25,000,000.00


                             Banker: Brian D. Beitz
                                 (312) 444-3987

                            Attorney: John A. Kelley
                                 (312) 444-7175

Description of Transaction:

     The Lender will increase to $25,000,000 its existing line of credit to the Borrower. [The foregoing description is solely for the convenience of the parties and does not constitute a commitment on the part of the Lender.]

                             DOCUMENTATION REQUIRED

                   Rec'd -     Rec'd -
 Item    Copies     Loan       Loan
Number  Required   Officer   Operating   Title of Document

  1.      The       ____       ____      Line of Credit Demand Note
        Original

  2.       2        ____       ____      Certificate - Borrowing Resolution
                                         and Incumbency


  3.       2        ____       ____      Certificate - No Amendment to Articles
                                         and Bylaws

  4.       2        ____       ____      Side Letter on Interest Rates

                                                                   June 30, 1998

CDW Computer Centers, Inc.
200 Milwaukee Avenue
Vernon Hills, Illinois 60061
Attn: Mr. Harry Harczak, Chief Financial Officer

Re: $25,000,000 Line of Credit Demand Note dated as of June 30, 1998 (the "Note") issued by CDW Computer Centers, Inc. ("you" or the "Company") in favor of The Northern Trust Company ("us" or the "Bank")

Dear Harry,

     As you know, the Note provides for loans at interest rates as agreed to from time to time between you and the Bank. You have asked for information as to the rates we intend to quote. Currently, if a request for a loan came in from you we would expect to quote a rate calculated based on 30, 60 or 90 day LIBOR plus 0.45%, NY Fed Funds plus 0.45%, or Prime minus 2.5% (but not less than NY Fed Funds plus 0.45%), as appropriate for the amount and term of the advance.

     The Note is, of course, part of an uncommitted credit facility and we are not obligated to make loans or to quote any particular rate. The Note gives us and you the flexibility to apply such interest rates as we may mutually agree, without locking either party in to the LIBOR or Fed Funds formulas or any predetermined spread.

     I hope this information is helpful to you. Please contact me if you have any further questions or comments.


                                      Best regards,



                                      Brian D. Beitz
                                      Vice President